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                                                                   EXHIBIT 10.31


                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT


        This First Amendment to Loan and Security Agreement (this "AMENDMENT") is made and entered into effective as of December 1, 2000 by and among HNC SOFTWARE INC., a Delaware corporation ("LENDER"), on the one hand, and BRUCE HANSEN, an individual, and JODY A. HANSEN, his spouse (hereinafter collectively and individually referred to as "BORROWER"), on the other hand.

                                 R E C I T A L S

        A. Borrower has previously executed and delivered to Lender a certain Secured Full Recourse Promissory Note of Borrower dated June 2, 2000 (the "ORIGINAL NOTE") which is payable to Lender in the principal amount of Six Hundred Thousand Dollars ($600,000). Lender and Borrower are parties to that certain Loan and Security Agreement dated as of June 2, 2000 (the "LOAN AGREEMENT") pursuant to which Lender loaned Borrower funds in an amount equal to the principal amount of the Original Note (the "FUNDS").

        B. Section 6.10 of the Loan Agreement and Section 13 of the Original Note provide that the Loan Agreement and the Original Note, respectively, may be amended by a written agreement executed by Lender and Borrower.

        C. The Funds were originally used by Borrower to purchase an improved real property residence located at [OLD PERSONAL RESIDENTIAL ADDRESS] (the "ORIGINAL PROPERTY"). Borrower's obligations under the Original Note and the Loan Agreement were secured by a second deed of trust on the Original Property in favor of Lender.

        D. Borrower has since sold the Original Property and has purchased a new improved real property residence located at [NEW PERSONAL RESIDENTIAL ADDRESS] (the "NEW PROPERTY").

        E. The loan under the Original Note is still outstanding, and Lender and Borrower mutually desire to (i) amend the Loan Agreement pursuant to this Amendment and (ii) replace the Original Note with a new Secured Full Recourse Promissory Note of Borrower dated June 2, 2000 (the "NEW NOTE") in order to reflect and document the agreement of the parties that Borrower's obligations under the Loan Agreement and the New Note, respectively, shall now be secured by a second deed of trust on the New Property in lieu of the second deed of trust on the Original Property.

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises set forth herein, Lender and Borrower hereby agree as follows:

        1. AMENDMENT OF RECITALS. The "WHEREAS" clauses in the recitals of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

               "WHEREAS, Lender desired to loan certain funds to Borrower and Borrower wished to borrow certain funds from Lender on the terms and conditions set forth herein;


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               WHEREAS, the proceeds of such loan were originally used by
               Borrower to purchase an improved real property residence located at [OLD PERSONAL RESIDENTIAL ADDRESS] (the "ORIGINAL PROPERTY");

               WHEREAS, Borrower has since sold the Original Property and has purchased a new improved real property residence located at [NEW PERSONAL RESIDENTIAL ADDRESS] (the "Property"); and"

        2. AMENDMENT OF SECTION 1.2. The first sentence of Section 1.2 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               "1.2 PROMISSORY NOTE: INTEREST. Borrower's indebtedness to Lender under the Loan Documents shall be evidenced by a Secured Full Recourse Promissory Note executed by Borrower and promptly delivered to Lender in substantially the form attached hereto as Exhibit A (the "NOTE")."

        3. AMENDMENT OF SECTION 1.4. Section 1.4 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               "1.4 SECURITY. Effective as of December 1, 2000, Borrower's indebtedness to Lender under the Loan Documents will be secured by a second deed of trust in customary form (the "SECOND DEED OF TRUST") on the Property, which is the improved real property located at [NEW PERSONAL RESIDENTIAL ADDRESS]. Borrower agrees to execute the Second Deed of Trust in favor of Lender, with a company that is approved by both Borrower and Lender to act as trustee, and to promptly deliver such executed Second Deed of Trust to Lender by no later than December 15, 2000. In the event that Borrower has granted a first deed of trust or similar lien on the Property to secure a loan used to fund Borrower's payment of the purchase price of the Property, Lender agrees not to file the Second Deed of Trust with the County Recorder until Borrower's first lender has filed its deed of trust on the Property, and the Second Deed of Trust shall be senior to all liens on the Property excepting only such first deed of trust."

        4. AMENDMENT OF SECTION 6.3. The third paragraph of Section 6.3 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               "If to Lender:                 If to Borrower:
               --------------                 ---------------

               HNC Software Inc.              Bruce Hansen and Jody A. Hansen
               5935 Cornerstone Court West    [NEW PERSONAL RESIDENTIAL ADDRESS]
               San Diego, CA 92121
               Attention: Vice President,
                          Corporate Finance
               Facsimile: (858) 452-3220

        5. EFFECT OF AMENDMENT. This Amendment shall be effective and binding on all parties hereto. To the extent that this Amendment is inconsistent with or conflicts with the Loan


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 Agreement, the terms of this Amendment shall govern. The Loan Agreement is not being amended except as expressly provided in this Amendment.

        6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which will be an original as regards any party whose signature appears thereon and all of which together will constitute one and the same instrument. This Amendment will become binding when one or more counterparts hereof, individually or taken together, will bear the signatures of all parties reflected hereon as signatories.



         [THE REMAINDER OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK.]


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        IN WITNESS WHEREOF, the parties have duly executed and delivered this
Amendment as of the date and year first written above.



BORROWER:                               LENDER:
                                        HNC SOFTWARE INC.


/s/ Bruce Hansen                        By: /s/ Russell C. Clark
-------------------------------         -----------------------------
Bruce Hansen                                Russell C. Clark
                                            Vice President, Corporate Finance

/s/ Jody A. Hansen
-------------------------------
Jody A. Hansen






       [SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT]


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                     SECURED FULL RECOURSE PROMISSORY NOTE

                                                           San Diego, California
$600,000                                                            June 2, 2000

       For value received, Bruce Hansen, an individual, and Jody A. Hansen, his spouse (collectively and individually referred to as the "BORROWER"), hereby jointly and severally promise to pay to the order of HNC Software Inc., a Delaware corporation (the "LENDER"), at the Lender's principal place of business at 5935 Cornerstone Court West, San Diego, California 92121, or at such other place as the Lender may direct, the principal sum of Six Hundred Thousand Dollars ($600,000), together with interest accrued on unpaid principal from June 2, 2000 at the rate of eight and fifty one-hundredths percent (8.50%) per annum, which rate is not less than the minimum rate established pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended; provided, however, that the rate at which interest will accrue on unpaid principal under this Note will not exceed the highest rate permitted by applicable law. This Secured Full Recourse Promissory Note, as it may be amended, restated, supplemented or otherwise modified from time to time, is referred to herein as this "NOTE", and the loan evidenced by this Note is hereafter referred to as the "LOAN". All payments under this Note shall be made in lawful money of the United States. Interest will begin to accrue on June 2, 2000 and will continue to accrue until the date on which the entire principal amount owing under this Note has been repaid in full.

       This Note is issued pursuant to and governed by the terms and conditions of that certain Loan and Security Agreement dated June 2, 2000, as amended, between the Lender and Borrower (the "LOAN AGREEMENT"). The following is a statement of the additional rights and obligations of the holder of this Note and the terms and conditions to which this Note is subject, and to which the holder, by the acceptance of this Note, agrees:

         1. SECURITY. Payment of this Note is secured by a second deed of trust (the "SECOND DEED OF TRUST") on certain real property located at [New Personal Residential Address] (the "PROPERTY"). The Second Deed of Trust will be executed by Borrower in favor of the Lender, with a company that is approved by both Borrower and the Lender to act as trustee, and will be delivered by Borrower to the Lender at or prior to the closing of escrow of Borrower's purchase of the Property.

         2. MATURITY OF LOAN. The unpaid principal amount of this Note and all unpaid interest accrued thereon shall be immediately due and payable to the Lender in full on the date (the "MATURITY DATE") that is the earlier to occur of the following:

         (a) June 2, 2005; and

         (b) ninety (90) days after the date of termination of Bruce Hansen's employment with Lender for any reason or no reason (where, for this purpose, Bruce Hansen will

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be deemed to be employed by Lender if he is employed by Lender or a wholly-owned subsidiary of Lender).

         3. DEFAULT. Borrower will be deemed to be in default of this Note ("DEFAULT") upon the occurrence of one of the following events:

         (a) failure by Borrower to pay the Lender (or, in the event another party holds this Note, such holder) in full the amount of unpaid principal and accrued interest due under this Note on or before Maturity Date, and failure by Borrower to cure this failure to pay within five (5) calendar days after the Lender gives Borrower written notice of such failure to pay; or

         (b) Borrower's sale, gift, assignment or other transfer of the Property, except for transfers which, by law, cannot be restricted by a due-on-sale clause.

         4. REMEDIES UPON DEFAULT. Upon the occurrence of a Default, the Lender may pursue all its rights and remedies available at law or in equity, including, but not limited to, the following: (a) the right to accelerate the payment of all of the unpaid principal and accrued interest due under this Note so that such payment will automatically become immediately due and payable in full without the need for any further action on the part of the Lender or any other holder of this Note; and (b) the right to bring suit to enforce payment under this Note of all of the unpaid principal and accrued interest under this Note. The rights and remedies of the Lender herein provided will be cumulative and not exclusive of any other rights or remedies provided by law or otherwise.

         5. PREPAYMENT. Borrower may prepay any unpaid principal and interest due under this Note at any time, without penalty, in whole or in part in increments of at least One Thousand Dollars ($1,000). Each prepayment will be applied as follows: (a) first to the payment of accrued interest, and (b) second, to the extent that the amount of such prepayment exceeds the amount of all such accrued interest, to the payment of principal.

         6. SUCCESSORS AND ASSIGNS; ASSIGNMENT. Except as otherwise provided in this Note, this Note and the rights and obligations of the parties hereunder, will be binding upon and will inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Lender may assign any of its rights and obligations under this Note. Borrower shall not assign any of its rights and obligations under this Note, except with the prior written consent of the Lender.

         7. GOVERNING LAW. This Note will be governed by and construed in accordance with the internal laws of the State of California as applied to agreements entered into in California by California residents, without giving effect to that body of laws pertaining to conflict of laws.

         8. NOTICES. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Note must be in writing and will be effective and deemed to provide such party sufficient notice under this Note on the earliest of the following: (a) at the time of personal delivery, if delivery of the notice is in person; (b) at the time of transmission by facsimile or telecopier, addressed to the other party at its facsimile number or telecopier address specified herein (or hereafter modified by subsequent notice to the parties hereto), with

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confirmation of receipt made by printed confirmation sheet verifying successful transmission of the facsimile; (c) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (d) three (3) business days after deposit in the United States mail by registered or certified mail (return receipt requested) for United States deliveries.

       All notices for delivery outside the United States will be sent by facsimile or by express courier. All notices not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address set forth below, or at such other address as such other party may designate by ten (10) days advance written notice to the other parties hereto. Notices to the Lender will be marked "Attention: Vice President, Corporate Finance."

If to Lender:                                 If to Borrower:
HNC Software Inc.                             Bruce Hansen and Jody A. Hansen
5935 Cornerstone Court West                   [New Personal Residential Address]
San Diego, CA  92121
Attention: Vice President, Corporate Finance
Facsimile: (858) 452-3220

         9. FURTHER ASSURANCES. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Note.

         10. TITLES AND HEADINGS. The titles, captions and headings of this Note are included for ease of reference only and will be disregarded in interpreting or construing this Note. Unless otherwise specifically stated, all references herein to "sections" and "exhibits" will mean "sections" and "exhibits" to this Note.

         11. ENTIRE AGREEMENT. This Note and the documents referred to herein constitute the entire agreement and understanding of the parties with respect to the subject matter of this Note, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

         12. SEVERABILITY. The invalidity or unenforceability of any term or provision of this Note will not affect the validity or enforceability of any other term or provision.

         13. AMENDMENT AND WAIVERS. This Note may not be amended except by a written agreement executed by each of the parties hereto. No amendment of or waiver of, or modification of any obligation under this Note or any other Loan Document will be enforceable unless set forth in a writing signed by the party against which enforcement is sought. Any amendment effected in accordance with this Section will be binding upon all parties hereto and each of their respective successors and assigns. No delay or failure to require performance of any provision of this Note shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Note or any other Loan Document as to any one provision herein or therein shall constitute a subsequent waiver of such provision or of any other

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provision herein or therein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

         14. ADDITIONAL WAIVERS. The parties waive any right they may have to a trial by jury in respect of any litigation based on, or arising out of, under or in connection with, this Note, or any course of conduct, course of dealing, verbal or written statement or other action of any loan party or any secured party. In addition, Borrower hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

       IN WITNESS WHEREOF, Borrower has executed this Note as of the date and year first above written.

                                                  BORROWER:


                                                  ------------------------------
                                                  Bruce Hansen


                                                  ------------------------------
                                                  Jody A. Hansen





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